                                  SCHEDULE 14C
                                 (RULE 14C-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[ ]  Preliminary information statement             [ ]  Confidential, for use of
                                                        the Commission only
                                                        (as permitted by
                                                        Rule 14c-5(d)(2))
[X]  Definitive information statement

                                  ATLAS FUNDS

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

(Atlas Letterhead)


January 10, 2005


Dear Atlas Fund Shareholder:

Atlas Advisers, Inc. ("Atlas Advisers") recommended, and the Board of Trustees approved, New York Life Investment Management LLC ("NYLIM") as the new investment sub-adviser to the Atlas Balanced Fund and Renaissance Investment Management ("Renaissance") as the new investment sub-adviser to the Atlas Strategic Growth Fund, in each case replacing Madison Investment Advisors, Inc., effective October 19, 2004 and October 20, 2004, respectively. Additionally, Atlas Advisers recommended, and the Board of Trustees approved, Boston Safe Advisors, Inc. ("Boston Safe") as the sub-adviser to each of Atlas U.S. Treasury Money Fund and Atlas Money Market Fund, effective December 1, 2004.

These changes are the result of Atlas Advisers' ongoing process of actively monitoring fund performance and fund managers and seeking continual improvement for shareholders. NYLIM, Renaissance, and Boston Safe were chosen as sub-advisers based on a number of criteria, including:

o the experience of their investment professionals

o strong past performance in managing similar accounts

The Atlas Funds (the "Trust") has obtained an exemptive order (the "Order") from the U.S. Securities and Exchange Commission that permits the Trust to change sub-advisers for a fund of the Trust (the "Fund," collectively the "Funds") and to enter into new sub-advisory agreements without obtaining shareholder approval. Any such changes must be approved by a majority of the Trustees who are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940 ("Independent Trustees"). A majority of Independent Trustees approved the changes regarding NYLIM and Renaissance on August 20, 2004. A majority of Independent Trustees approved the retention of Boston Safe on November 19, 2004. Under the Order, the Trust must furnish shareholders of each affected Fund with certain information regarding the sub-advisers. The enclosed Information Statement is intended to comply with that condition. The Trust is paying the costs of the preparation of the Information Statement.

The enclosed Information Statement contains further details about the investment process and style of our new sub-advisers. Please review it carefully. As always, if you have any questions, please talk to your Atlas Representative or call 1-800-933-ATLAS for more information.

We look forward to serving your investment needs now and in the future and thank you for your continued confidence in Atlas Funds.


                                    Sincerely,


                                    Marion O. Sandler
                                    Chairman of the Board

                                  ATLAS FUNDS

                             INFORMATION STATEMENT
      TO SHAREHOLDERS OF ATLAS BALANCED FUND, ATLAS STRATEGIC GROWTH FUND,
          ATLAS U.S. TREASURY MONEY FUND, AND ATLAS MONEY MARKET FUND

This Information Statement is being furnished to shareholders of the above-named funds (each a "Fund," collectively, the "Funds") of the Atlas Funds (the "Trust"), in connection with the change in sub-advisers described below.

Atlas Advisers, Inc. ("Atlas Advisers") recommended, and the Board of Trustees (the "Board") approved, New York Life Investment Management LLC ("NYLIM") as the new investment sub-adviser to the Atlas Balanced Fund and Renaissance Investment Management ("Renaissance") as the new investment sub-adviser to the Atlas Strategic Growth Fund, in each case replacing Madison Investment Advisors, Inc. ("Madison"), effective October 19, 2004 and October 20, 2004, respectively. Additionally, Atlas Advisers recommended, and the Board of Trustees approved, Boston Safe Advisors, Inc. ("Boston Safe") as the sub-adviser to each of Atlas U.S. Treasury Money Fund and Atlas Money Market Fund, effective December 1, 2004.

The Trust and Atlas Advisers have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Trust and Atlas Advisers to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Any such changes must be approved by a majority of the Trustees who are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940 ("Independent Trustees"), and Atlas Advisers must furnish shareholders of the affected Fund with certain information regarding the change to the sub-adviser. This Information Statement is intended to comply with that obligation.

                     WE ARE NOT ASKING YOU FOR A PROXY AND

                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   BACKGROUND

The Trust entered into an Investment Advisory Agreement with Atlas Advisers dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board, including a majority of the Independent Trustees, at a meeting held on November 19, 2004. The Advisory Agreement provides that in carrying out its responsibility to supervise and manage all aspects of the Funds' operations, Atlas Advisers may engage, subject to the approval of the Board and, where required, the shareholders of the Funds, sub-advisers to provide advisory services in relation to the Funds. Atlas Advisers may delegate to the sub-advisers the duty, among other things, to formulate and implement the Funds' investment programs, including the duty to determine what investments will be purchased and sold for the Funds.

                         NEW SUB-ADVISERS TO THE FUNDS

ATLAS FUND                               NEW SUB-ADVISER
-------------------------------------------------------------------------------
Atlas Balanced Fund                      New York Life Investment Management LLC
                                         51 Madison Avenue
                                         New York, New York 10010
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Atlas Strategic Growth Fund              Renaissance Investment Management
                                         625 Eden Park Drive
                                         Cincinnati, Ohio 45202
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Atlas U.S. Treasury Money Fund           Boston Safe Advisors, Inc.
                                         200 Park Avenue
                                         New York, New York 10166
-------------------------------------------------------------------------------
Atlas Money Market Fund                  Boston Safe Advisors, Inc.
                                         200 Park Avenue
                                         New York, New York 10166

                              ATLAS BALANCED FUND

On August 20, 2004, the Board approved the replacement of Madison by NYLIM to provide sub-advisory services to the Atlas Balanced Fund and approved a sub-advisory agreement with NYLIM (the "NYLIM Sub-Advisory Agreement") set forth in Exhibit A. Atlas Advisers is the Investment Adviser to the Atlas Balanced Fund and continues to oversee the sub-adviser. NYLIM began providing sub-advisory services to the Fund pursuant to the NYLIM Sub-Advisory Agreement on October 19, 2004.

In making its decision as to whether to engage NYLIM, the Board reviewed information regarding NYLIM's personnel, operations, financial condition and experience in managing mutual funds and separate accounts. The Board also reviewed information regarding the past performance of the Fund compared to similar funds and the personnel, operations and expenses of Madison in managing the Fund.

The Board considered the following factors to be of primary importance to its recommendation: (1) the performance of the NYLIM separate account substantially exceeded the Fund's performance as well as the Lipper peer group of balanced funds over the one, three and five-year periods ended June 30, 2004; (2) the favorable history, reputation, qualification and background of NYLIM as well as the qualifications of its personnel and its financial condition; (3) the fees under the NYLIM Sub-Advisory Agreement were fair and reasonable for the services provided by NYLIM and were comparable to the fee and expense rations of similarly managed mutual funds; and (4) THE FEES PAYABLE BY THE FUND UNDER THE NYLIM SUB-ADVISORY AGREEMENT WOULD BE THE SAME AS UNDER THE MADISON SUB-ADVISORY AGREEMENT.

In making its decision, the Board also considered the relatively poor performance of the Fund compared with its benchmark and its peers as well as its actual performance. The Board determined that prospects for future improvement without a change in sub-advisers did not seem likely.

After considering the information provided to the Board and the terms of the NYLIM Life Sub-Advisory Agreement, including the fees payable under that Agreement, and concluding that NYLIM would likely offer the Fund access to highly effective management and advisory services and capabilities, the Board determined that engaging NYLIM to provide sub-advisory services to the Fund was in the best interest of the Fund and its shareholders. At the meetings, the Board, including a majority of Independent Trustees, unanimously approved the NYLIM Sub-Advisory Agreement and authorized the preparation and distribution of this Information Statement.

                          ATLAS STRATEGIC GROWTH FUND

On August 20, 2004 the Board approved the replacement of Madison by Renaissance to provide sub-advisory services to the Atlas Strategic Growth Fund and approved a sub-advisory agreement with Renaissance (the "Renaissance Sub-Advisory Agreement") as set forth in Exhibit B. Atlas Advisers is the Investment Adviser to the Atlas Strategic Growth Fund and continues to oversee the sub-adviser. Renaissance began providing sub-advisory services to the Fund pursuant to the Renaissance Sub-Advisory Agreement on October 20, 2004.

In making its decision as to whether to engage Renaissance, the Board reviewed information regarding Renaissance's personnel, operations, financial condition and experience in managing mutual funds and separate accounts. The Board also reviewed information regarding the past performance of the Fund compared to similar funds and the personnel, operations and expenses of Madison in managing the Fund.

The Board considered the following factors to be of primary importance to its recommendation: (1) the performance of the Renaissance separate account substantially exceeded the Fund's performance as well as the Lipper peer group of multi-cap core funds, the Russell 1000 Growth Index and the S&P 500 Index over the one, three and five-year periods ended June 30, 2004; (2) the favorable history, reputation, qualification and background of Renaissance as well as the qualifications of its personnel and its financial condition; (3) the fees under the Renaissance Sub-Advisory Agreement were fair and reasonable for the services provided by Renaissance and were comparable to the fee and expense rations of similarly managed mutual funds; and (4) THE FEES PAYABLE BY THE FUND UNDER THE RENAISSANCE SUB-ADVISORY AGREEMENT WOULD BE THE SAME AS UNDER THE MADISON SUB-ADVISORY AGREEMENT.

In making its decision, the Board also considered the relatively poor performance of the Fund compared with its benchmark and its peers as well as its actual performance. The Board determined that prospects for future improvement without a change in sub-advisers did not seem likely.

After considering the information provided to the Board and the terms of the Renaissance Sub-Advisory Agreement, including the fees payable under that Agreement, and concluding that Renaissance would likely offer the Fund access to highly effective management and advisory services and capabilities, the Board determined that engaging Renaissance to provide sub-advisory services to the Fund was in the best interest of the Fund and its shareholders. At the meetings, the Board, including a majority of Independent Trustees, unanimously approved the Renaissance Sub-Advisory Agreement and authorized the preparation and distribution of this Information Statement.

           ATLAS U.S. TREASURY MONEY FUND AND ATLAS MONEY MARKET FUND

Prior to the retention of Boston Safe, Atlas Advisers, under the terms of the Advisory Agreement, managed Atlas U.S. Treasury Money Fund and Atlas Money Market Fund. The Funds will continue to be advised by Atlas Advisers.

On November 19, 2004, the Board approved Boston Safe to provide sub-advisory services to Atlas U.S. Treasury Money Fund and Atlas Money Market Fund and approved a sub-advisory agreement with Boston Safe (the "Boston Safe Sub-Advisory Agreement") as set forth in Exhibit C. Atlas Advisers is the Investment Adviser to the Atlas U.S. Treasury Money Fund and Atlas Money Market Fund and continues to oversee the sub-adviser. Boston Safe began providing sub-advisory services to the Funds pursuant to the Boston Safe Sub-Advisory Agreement on December 1, 2004.

In making its determination as to whether to engage Boston Safe, the Board reviewed information relating to the management style and past performance record of Boston Safe. The Board was provided with, among other things: (1) a memorandum from independent counsel setting forth the Board's fiduciary duties and responsibilities under the Investment Company Act of 1940 Act and the factors the Board should consider in its evaluation of the Boston Safe Sub-Advisory Agreement and (2) a presentation by John Flahive, Vice President of Boston Safe that described: (i) the nature, extent and quality of the services to be provided by Boston Safe; (ii) the investment performance of other funds currently advised by Boston Safe; (iii) the costs of the services to be provided, comparison of fees and profits to be realized by Boston Safe and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and the fee levels which reflected these economies of scale for the benefit of fund investors; and
(v) comparisons of the services to be rendered by Boston Safe.

Nature, extent and quality of services

The Board noted that the Boston Safe team had extensive experience managing money market assets, including a portfolio manager with 17 years of investment management experience and a credit team with over 15 years of experience. In addition, the Board considered the Boston Safe management team's strategy of purchasing high credit quality securities, rated in the top tier by a nationally recognized statistical rating organization and purposefully managing interest rate sensitivity within a tight band relative to industry averages.

Investment performance of other Boston Safe advised funds

The Board then considered the investment performance of other Atlas funds sub-advised by Boston Safe. For the one-year period ended September 30, 2004, the return for the Atlas California Municipal Bond Fund was 4.60% versus the Lipper average of 4.64%. For the one-year period ended September 30, 2004, the return for the Atlas National Municipal Bond Fund was 4.65% versus the Lipper average of 3.95% and for the one-year period ended September 30, 2004, the return for the Atlas California Municipal Money Fund was 0.44% versus an industry average of 0.50%.

Costs of services, comparison of fees and profits to be realized

The Board reviewed a chart regarding fees paid to sub-advisers of peer money market funds, which indicated that the industry average sub-advisory fee was 0.12% to 0.15% of daily net assets. The Board noted that the 0.10% sub-adviser fee payable to Boston Safe was below the industry average.

The Board also reviewed the audited statement of financial condition of Boston Safe and Boston Safe's profitability information. With the addition of Atlas U.S. Treasury Money Fund and Atlas Money Market Fund, Boston Safe expects its profitability margin for 2005 to decrease slightly.

In addition, the Board reviewed the impact to Atlas Advisers' pre-tax profits from hiring Boston Safe to manage Atlas U.S. Treasury Money Fund and Atlas Money Market Fund. Atlas Advisers' profit margin for advising the Atlas U.S. Treasury Money Fund was expected to decrease under the proposed sub-adviser arrangement. By hiring Boston Safe to manage Atlas Money Market Fund, Atlas Advisers would continue to operate this Fund at a loss due to significant ongoing expense reimbursements, however the loss was expected to decrease slightly.

Economies of scale for benefit of fund investors

The Board considered the benefit to investors of economies of scale. As assets in each Fund increases, the fee rate paid to Boston Safe by Atlas Advisers will not change. However, if average net assets in either Fund exceed $500 million, the management fee paid by each Fund to Atlas Advisers will decrease from 0.50% to 0.475% of average net assets. The economies of scale would benefit shareholders of Atlas U.S. Treasury Money Fund and Atlas Money Market Fund as the Funds grow.

Comparisons of services to be rendered

The Board also considered other sub-advisers to manage the Funds including several sub-advisers that currently manage other Atlas funds. The Board noted that the taxable money market fund managed by Boston Safe outperformed similarly managed money market funds over the one-month, three-month, year-to-date and one-year periods.

After considering the information provided to the Board, including the fees payable under the Boston Safe Sub-Advisory Agreement, Boston Safe's performance in managing money market assets and Boston Safe's proven track record of managing other Atlas funds, the Board determined that engaging Boston Safe to provide sub-advisory services to the Funds was in the best interest of the Funds and their shareholders. At the meeting, the Board, including a majority of Independent Trustees, unanimously approved the Boston Safe Sub-Advisory Agreement and authorized the preparation and distribution of this Information Statement.

                                      FEES

For the services Atlas Advisers provides under the Advisory Agreement, Atlas Advisers receives an annual fee. For the fiscal year ended December 31, 2003, Atlas Advisers received management fees in the amount of $10,441,210. This amount was net of fee waivers and expense reimbursements by Atlas Advisers in the amount of $420,461. Each Fund pays Atlas Advisers a management fee at an annual rate equal to a percentage of each Fund's average net assets as follows:

                                               ASSETS OVER $100
                                ASSETS UP TO   MILLION AND UP TO     ASSETS OVER
FUND                            $100 MILLION      $500 MILLION      $500 MILLION
-------------------------------------------------------------------------------
Atlas Balanced Fund                 .70%               .60%               .50%
-------------------------------------------------------------------------------
Atlas Strategic Growth Fund         .70%               .60%               .50%
-------------------------------------------------------------------------------
Atlas U.S. Treasury Money Fund      .50%               .50%               .475%
-------------------------------------------------------------------------------
Atlas Money Market Fund             .50%               .50%               .475%

As compensation for the services rendered under the new sub-advisory agreements, Atlas Advisers pays each new Sub-Adviser a fee at an annual rate equal to the following percentages:

FUND                                    ANNUAL SUB-ADVISORY FEE
-------------------------------------------------------------------------------
Atlas Balanced Fund                     .35% on the first $100 million in assets
                                        .25% over $100 million in assets
-------------------------------------------------------------------------------
Atlas Strategic Growth Fund             .35% on the first $75 million in assets
                                        .25% over $75 million in assets
-------------------------------------------------------------------------------
Atlas U.S. Treasury Money Fund          .10% on daily net assets
-------------------------------------------------------------------------------
Atlas Money Market Fund                 .10% on daily net assets

Because Atlas Advisers pays the sub-advisory fees out of its own fees received from the Funds, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE FUNDS AND THEIR SHAREHOLDERS IN CONNECTION WITH THE RETENTION OF NYLIM, RENAISSANCE OR BOSTON SAFE.

                        THE NEW SUB-ADVISORY AGREEMENTS

The terms and conditions of the new sub-advisory agreements are generally the same in all material respects to those of the former sub-advisory agreements in respect of the Atlas Balanced Fund and the Atlas Strategic Growth Fund.

As under the former sub-advisory agreement, NYLIM, Renaissance, and Boston Safe agree to furnish at their expense all necessary investment and management facilities, including salaries of personnel, required for them to execute their duties under the new sub-advisory agreements. If a new sub-advisory agreement is terminated during any calendar month, the fee with respect to such Fund accrued to, but excluding, the date of termination shall be paid promptly following such termination.

Under the terms of the former sub-advisory agreements and new sub-advisory agreements (together the "Sub-Advisory Agreements"), each sub-adviser agrees to furnish each Fund it manages with investment advisory services in connection with a continuous investment program for the Funds which are to be managed in accordance with the investment objective, investment policies and restrictions of the Funds as set forth in The Trust's Prospectus and Statement of Additional Information dated April 30, 2004. Subject to the supervision and control of Atlas Advisers, which is in turn subject to the supervision and control of the Board, each sub-adviser, in its discretion, determines and selects the securities to be purchased for and sold from the Funds it manages and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

The Sub-Advisory Agreements provide that the sub-advisers shall indemnify and hold harmless the Adviser, the Trust and their officers and employees against any and all costs and liabilities which the Adviser or the Trust may incur, arising out of the sub-adviser's (a) gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties, or (b) untrue statement or omission of a material fact required in regulatory filings, if such statement or omission was made in reliance upon information furnished in writing or electronically by the sub-adviser for inclusion in such regulatory filings.

TERM AND TERMINATION. The Sub-advisory Agreements provide that each is terminable at any time without penalty, on 60 days' notice, by Atlas Advisers, the sub-adviser or the Trust or by vote of the shareholders of the Funds. The Sub-advisory Agreements continue in effect for a period of more than two years from their execution only so long as such continuance is specifically approved at least annually by (a) a majority of the Board or a majority of the Funds' shareholders, and (b) a majority of the Independent Trustees of the Trust who are not interested persons of the Funds or the sub-adviser, as defined in the Investment Company Act.

                  INFORMATION CONCERNING THE NEW SUB-ADVISERS

NYLIM is located at 51 Madison Avenue New York, New York 10010. NYLIM is an SEC registered investment adviser with over $180 billion in assets under management as of September 30, 2004. NYLIM is a wholly owned subsidiary of New York Investment Management Holdings LLC, which is a wholly owned subsidiary of New York Life Insurance Company. NYLIM provides investment management services to a wide range of individual, institutional, and corporate clients, including several Fortune 500 companies.

Joan Sabella is responsible for the day-to-day portfolio management of the Atlas Balanced Fund. Ms. Sabella, a Director of NYLIM, has been managing balanced and fixed income separate accounts since 1978. She also coordinates fixed income research and trading. Ms. Sabella is a member of the CFA Institute, the Financial Planning Association, and holds the designation of Certified Financial Planner (CFP).

The names and principal occupations of each director or principal executive officer of NYLIM, all located at 51 Madison Avenue New York, New York 10010, are set forth in the table below.

NAME                                   POSITION AND TITLE
-------------------------------------------------------------------------------------------------------------------

Brian A. Murdock                       Member of the Board of Managers, President, New York Life Investment
                                       Management LLC
-------------------------------------------------------------------------------------------------------------------
Christopher O. Blunt                   Executive Vice President, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Patrick G. Boylse                      Executive Vice President, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Frank J. Ollari                        Executive Vice President, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt                      Member of the Board of Managers, Chairman, Chief Executive Officer, New York
                                       Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Chong P. Huan                          Chief Information Officer, Senior Managing Director, New York Life
                                       Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi                      Senior Managing Director, General Counsel, Secretary, New York Life
                                       Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce                     Senior Managing Director, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Tony H. Elavia                         Senior Managing Director, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
John E. Schumacher                     Senior Managing Director, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Richard C. Scwartz                     Senior Managing Director, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Steven A. Schneider                    Senior Managing Director, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Barry A. Schub                         Senior Managing Director, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Arthur H. Seter                        Senior Managing Director, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Mark W. Talgo                          Senior Managing Director, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Ravindranath Akhoury                   Member of the Board of  Managers,  Vice  Chairman,  New York Life  Investment
                                       Management LLC
-------------------------------------------------------------------------------------------------------------------
Gary G. Benanav                        Member of the Board of Managers, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Richard B. Leber                       Member of the Board of Managers, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Seymour Sternberg                      Member of the Board of Managers, New York Life Investment Management LLC
-------------------------------------------------------------------------------------------------------------------
Michael E. Sproule                     Member of the Board of Managers, New York Life Investment Management LLC

No Directors or officers of the Trust are employees, officers, directors or shareholders of NYLIM.

NYLIM acts as an investment adviser to other registered investment companies, which have objectives and programs similar to the objective of the Atlas Balanced Fund. The following chart lists the total net assets of comparable funds managed by NYLIM as of December 31, 2003 as well as the current advisory fee rate payable to NYLIM for the shares available to retail investors. NYLIM has agreed to waive or reduce a part of their advisory fee.

NAME OF COMPARABLE FUND           TOTAL NET ASSETS            ADVISORY FEE RATE
-------------------------------------------------------------------------------
MainStay Balanced Fund            $185.8 million              0.75%
-------------------------------------------------------------------------------
McMorgan Balanced Fund            $133.7 million              0.45%


RENAISSANCE is located at 625 Eden Park Drive Cincinnati, Ohio 45202. Renaissance is an SEC registered investment adviser with over $888 million in assets under management as of October 07, 2004. Affiliated Managers Group, Inc., a publicly-traded company, owns 70% of Renaissance. Renaissance serves both institutional and high-net-worth clientele.

Michael E. Schroer is responsible for the day-to-day portfolio management of the Atlas Strategic Growth Fund. Mr. Schroer is a Managing Partner and Chief Investment Officer of Renaissance and has been with the firm since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He was awarded the designation Chartered Financial Analyst (CFA) in 1985.

The names and principal occupations of each executive member or principal executive officer of Renaissance, all located at 625 Eden Park Drive Cincinnati, Ohio 45202, are set forth in the table below.

NAME                       POSITION AND TITLE
--------------------------------------------------------------------------------
Paul A. Radomski           Managing Partner of Renaissance Investment Management
--------------------------------------------------------------------------------
Michael E. Schroer         Managing Partner and Chief Investment Officer of
                           Renaissance Investment Management
--------------------------------------------------------------------------------
Jeffery S. Murphy          Executive Committee Member of Renaissance Investment
                           Management

No Directors or officers of the Trust are employees, officers, directors or shareholders of Renaissance.

BOSTON SAFE is located at 200 Park Avenue, New York, New York 10166. Boston Safe is an SEC registered investment adviser with over $864 million in assets under management as of December 3, 2004. Boston Safe is a wholly-owned subsidiary of Dreyfus Service Corporation and an indirect, wholly-owned subsidiary of Mellon Financial Corporation. Boston Safe provides investment management services for high net worth individuals, corporate pension plans, public employee trust funds, institutions, endowments and foundations. Boston Safe is currently the sub-adviser to Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, and Atlas California Municipal Money Fund.

John F. Flahive will be responsible for the day-to-day portfolio management of Atlas U.S. Treasury Money Fund and Atlas Money Market Fund. Mr. Flahive, Vice President with Boston Safe, has been portfolio manager for Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, and California Municipal Money Fund since November 1, 1994. Before joining Boston Safe, Mr. Flahive was a Senior Portfolio Manager at Neuberger & Berman for approximately one year. Previously, he was in the municipal bond departments of T. Rowe Price and Dean Witter for approximately eight years.

The names and principal occupations of each executive member or principal executive officer of Boston Safe, all located at 200 Park Avenue, New York, New York 10166, are set forth in the table below.

NAME                        POSITION AND TITLE
-------------------------------------------------------------------------------
J. Brett Young              Chairman and President, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
Joseph W. Connolly          Chief Compliance Officer, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
Wendy H. Strutt             Senior Vice President, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
John F. Flahive             Vice President, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
William H. Maresca          Chief Financial Officer and Director, Boston Safe
                            Advisors, Inc.
-------------------------------------------------------------------------------
Kenneth J. Bradle           Chief Operating Officer, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
John C. Cardona             Director, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
Ronald M. Jamison           Secretary, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
Michael G. Millard          Director, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
James A. Neiland            Director, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
John D. Officer             Director, Boston Safe Advisors, Inc.
-------------------------------------------------------------------------------
Irene D. Papadoulis         Director, Boston Safe Advisors, Inc.

No Directors or officers of the Trust are employees, officers or directors of Boston Safe.

                              GENERAL INFORMATION

Atlas Advisers, a wholly owned subsidiary of Golden West Financial Corporation, is registered with the SEC as an investment adviser with its principal offices at 794 Davis Street, San Leandro, California, 94577. Atlas Advisers serves as the investment adviser for each Fund in the Trust. As of November 12, 2004, Atlas Advisers managed over $1.9 billion in registered investment company assets. The names and principal occupations of each director or principal executive officer of Atlas Advisers, all located at 794 Davis Street, San Leandro, California, 94577 are set forth below.

W. Lawrence Key, President and Chief Operating Officer of the Trust since August 2004, is a Director, the President and Chief Operating Officer of Atlas Advisers. Matthew L. Sadler, Senior Vice President of the Trust since May 2004, is a Senior Vice President of Atlas Advisers. Lezlie A. Iannone, Senior Vice President of the Trust since October 2004, is a Senior Vice President and Secretary of Atlas Advisers. Gene A. Johnson, Vice President and Treasurer of the Trust since January 2000 and July 1998, respectively, is Vice President of Atlas Advisers. Mary Jane Fross is Vice President and Controller of Atlas Advisers. Jeanette Smith, First Vice President and Chief Compliance Officer of the Trust since October 2004, is First Vice President and Chief Compliance Officer of Atlas Advisers. Marion O. Sandler, Trustee of the Trust since November 1987, is Chairman of the Board of Atlas Advisers and of Golden West Financial Corporation. Russell W. Kettell, Trustee of The Trust since December 1989, is a Director of Atlas Advisers.

Atlas Securities, Inc., 794 Davis Street, San Leandro, California 94577, serves as principal underwriter for the continuous offering of shares of the Funds.

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian and administrator and provides administrative services to the Funds.

To the best of the Trust's knowledge, as of October 15, 2004, no person owned beneficially more than 5% of the Funds, except as set forth in EXHIBIT D.

For the fiscal year ended December 31, 2003, no brokerage commissions were paid by the Funds to affiliated brokers.

The Trust will furnish an additional copy of the Annual Report for the fiscal year ended December 31, 2003, as well as the Semi-Annual Report for the period ended June 30, 2004, to a shareholder upon request, without charge, by writing to the Trust at the following address: Atlas Funds, 794 Davis Street, San Leandro, California, 94577 or by calling 1-800-933-ATLAS (1-800-933-2852).

                                   EXHIBIT A

                       INVESTMENT SUB-ADVISORY AGREEMENT

                                    BETWEEN

                              ATLAS ADVISERS, INC

                                      AND

                    NEW YORK LIFE INVESTMENT MANAGEMENT, LLC

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of October 19, 2004 among Atlas Funds (the "Trust") on behalf of Atlas Balanced Fund, Atlas Advisers, Inc. (the "Adviser"), and New York Life Investment Management LLC (the "Sub-Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has been appointed investment adviser to the Trust's Atlas Balanced Fund (the "Fund");

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

WHEREAS, the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus, statement of additional information, and resolutions of the Trust's Board of Trustees applicable to the Fund, as provided to the Sub-Adviser by the Adviser.

Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to the Fund: determine from time to time what securities and other investments will be purchased, retained or sold for the Fund; place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer; not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law; manage the Fund's overall cash position; attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser, and such other meetings as may be mutually agreed; respond to requests from the Adviser or the Fund's custodian for assistance in obtaining price sources or other information and analysis pertinent to pricing determinations for securities held by the Fund, and periodically review Fund security valuations for reasonableness; ensure that, if required, securities are identified for proper segregation and collateralization; maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings; and vote proxies in accordance with such proxy policies and procedures as may be mutually agreed from time to time and provide such information regarding such proxies and its exercise of proxy voting authority as reasonably requested by the Adviser, including information sufficient to prepare annual proxy voting record filings with the Securities and Exchange Commission on Form N-PX.

Representations and Warranties by the Sub-Adviser. The Sub-Advisor represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Sub-Advisor represents, warrants and agrees that it is registered as an adviser under the Investment Advisers Act of 1940, as amended.

Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it will: conform with all Rules and Regulations of the Securities and Exchange Commission; provide the Chief Compliance Officer of the Trust and the Adviser with current copies of the compliance policies and procedures of the Sub-Advisor in effect from time to time (including prompt notice of any material changes thereto), and a summary of such policies and procedures in connection with the annual review and approval thereof by the Trust required under Rule 38a-1 of the 1940 Act; transmit by facsimile or electronic mail trade information to the Adviser or its designee on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser or its designee;(1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund's prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Advisor; such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities; notify the Adviser and the Trust immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Sub-Adviser's policies, guidelines or procedures. To the extent the Sub-Adviser is responsible for any material breach or failure, the Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach; to the extent reasonably requested by the Trust, the Sub-Advisor agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust's disclosure controls and procedures; the Sub-Advisor agrees to inform the Trust of any material development related to the Fund that the Sub-Advisor reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act; comply with the Trust's policies in respect of the prevention of frequent trading or market timing as they may exist from time to time; promptly notify the Adviser and the Trust in the event
(i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

Services Not Exclusive; Non-Compete. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies, or (ii) limit or restrict the Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Funds are eligible to buy) for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement

Portfolio Transactions. Investment decisions for the Fund shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account whenever practicable, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. The Fund acknowledges that in some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund and/or its other accounts. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the 1940 Act or the rules of the Securities and Exchange Commission thereunder.

Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

Compensation. As full compensation for the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable monthly by the Adviser, calculated at the annual rate of 0.35% of the Fund's average daily net assets on the first $100 million in assets, and 0.25% of the Fund's average daily net assets above $100 million. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to such Portfolio accrued to, but excluding, the date of termination shall be paid promptly following such termination.

Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts, but shall not be liable for any action taken or omitted by it in the performance of services rendered hereunder in the absence of its bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust and their officers and employees against any and all costs and liabilities (including legal and other expenses) which the Adviser or the Trust may incur, arising out of the Sub-Adviser's (a) gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, or (b) untrue statement or omission of a material fact required in the registration statement of the Trust, proxy statements of the Trust, or other regulatory filings, if such statement or omission was made in reliance upon information furnished in writing or electronically by the Sub-Adviser for inclusion in such regulatory filings.

Reference to the Sub-Adviser. Neither the Adviser nor any of its affiliates or agents shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Trust with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed.

Duration and Termination. Unless sooner terminated, this Agreement shall continue for a period of two years from the date first set forth above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67 % of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, with respect to the Fund, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of
(a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by the vote of (i) a majority of the outstanding voting securities of the Fund, if required by the 1940 Act or the rules of the Securities and Exchange Commission thereunder, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                  To The Sub-Adviser at:

                         New York Life Investment Management LLC
                         470 Park Avenue South
                         16th Floor
                         New York NY 10016
                         Attn:  Joan Sabella

                  To the Adviser or the Trust at:

                         Atlas Advisers, Inc
                         Atlas Funds
                         794 Davis Street
                         San Leandro, California 94577-6900
                         Attention: Legal Department

Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of California (without regard to conflict of law principles). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Personal Liability. The names "Atlas Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of May 15, 2003, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Atlas Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


Atlas Funds, by                                 Sub-Adviser, by


--------------------------------                --------------------------------
Name                                            Name
Title                                           Title


Atlas Advisers, Inc.


--------------------------------
Name
Title

                                   Exhibit B

                       INVESTMENT SUB-ADVISORY AGREEMENT

                                    BETWEEN

                              ATLAS ADVISERS, INC.

                                      AND

                       RENAISSANCE INVESTMENT MANAGEMENT

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of October 20, 2004 among Atlas Funds (the "Trust") on behalf of Atlas Strategic Growth Fund, Atlas Advisers, Inc. (the "Adviser"), and The Renaissance Group LLC (the "Sub-Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has been appointed investment adviser to the Trust's Atlas Strategic Growth Fund (the "Fund");

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

WHEREAS, the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus, statement of additional information and resolutions of the Trust's Board of Trustees applicable to the Fund, as provided to the Sub-Adviser by the Adviser from time to time.

Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to the Fund: determine from time to time what securities and other investments will be purchased, retained or sold for the Fund; place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer; not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law; manage the Fund's overall cash position; attend periodic business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser, and such other meetings as may be mutually agreed; respond to requests from the Adviser or the Fund's custodian for assistance in obtaining price sources or other information and analysis pertinent to pricing determinations for securities held by the Fund, and periodically review Fund security valuations for reasonableness; ensure that, if required, securities are identified for proper segregation and collateralization; maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings; and (i) vote proxies in accordance with such proxy policies and procedures as may be mutually agreed from time to time and provide such information regarding such proxies and its exercise of proxy voting authority as reasonably requested by the Adviser, including information sufficient to prepare annual proxy voting record filings with the Securities and Exchange Commission on Form N-PX.

Representations and Warranties by the Sub-Adviser. The Sub-Advisor represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Sub-Advisor represents, warrants and agrees that it is registered as an adviser under the Investment Advisers Act of 1940, as amended.

Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it will: conform with all Rules and Regulations of the Securities and Exchange Commission; provide the Chief Compliance Officer of the Trust and the Adviser with current copies of the compliance policies and procedures of the Sub-Advisor in effect from time to time (including prompt notice of any material changes thereto), and a summary of such policies and procedures in connection with the annual review and approval thereof by the Trust required under Rule 38a-1 of the 1940 Act; telecopy trade information to the Adviser or its designee on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser or its designee;(1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund's prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Advisor; such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities; notify the Adviser and the Trust immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Sub-Adviser's policies, guidelines or procedures. To the extent the Sub-Adviser is responsible for any material breach or failure, the Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach; to the extent reasonably requested by the Trust, the Sub-Advisor agrees to provide information to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act including such information as may be relevant to the Fund's certification obligations under the Sarbanes-Oxley Act; promptly notify the Adviser and the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

Services Not Exclusive; Non-Compete. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other managementinvestment companies, or (ii) limit or restrict the Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Funds are eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement

Portfolio Transactions. Investment decisions for the Fund shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. The Fund acknowledges that in some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the 1940 Act or the rules of the Securities and Exchange Commission thereunder.

Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

Compensation. As full compensation for the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable monthly by the Adviser, calculated at the annual rate of 0.35% of the Fund's average daily net assets on the first $75 million in assets, and 0.25% of the Fund's average daily net assets above $75 million. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to such Portfolio accrued to, but excluding, the date of termination shall be paid promptly following such termination.

Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts, but shall not be liable for any action taken or omitted by it in the performance of services rendered hereunder in the absence of its bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust and their officers and employees against any and all costs and liabilities (including legal and other expenses) which the Adviser or the Trust may incur, arising out of the Sub-Adviser's (a) gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, or (b) untrue statement or omission of a material fact required in the registration statement of the Trust, proxy statements of the Trust, or other regulatory filings, if such statement or omission was made in reliance upon information furnished in writing or electronically by the Sub-Adviser for inclusion in such regulatory filings.

 The Adviser shall indemnify and hold harmless the Sub-Adviser, its officers and employees against any and all costs and liabilities (including reasonable legal and other expenses) which the Sub-Adviser may incur, arising out of the Adviser's gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement.

Reference to the Sub-Adviser. Neither the Adviser nor any of its affiliates or agents shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Trust with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed.

Duration and Termination. Unless sooner terminated, this Agreement shall continue for a period of two years from the date first set forth above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67 % of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, with respect to the Fund, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of
(a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by the vote of (i) a majority of the outstanding voting securities of the Fund, if required by the 1940 Act or the rules of the Securities and Exchange Commission thereunder, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

                  To The Sub-Adviser at:

                         Michael Schroer
                         The Renaissance Group LLC
                         The Baldwin Center, Suite 1200
                         625 Eden Park Drive
                         Cincinnati OH  45202-6031

                  To the Adviser or the Trust at:

                         Atlas Advisers, Inc
                         Atlas Funds
                         794 Davis Street
                         San Leandro, California 94577-6900
                         Attention: Legal Department

Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of California (without regard to conflict of law principles). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Personal Liability. The names "Atlas Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of May 15, 2003, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Atlas Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


Atlas Funds, by                                 Sub-Adviser, by


--------------------------------                --------------------------------
Name                                            Name
Title                                           Title


Atlas Advisers, Inc.


--------------------------------
Name
Title

                                   EXHIBIT C

                       INVESTMENT SUB-ADVISORY AGREEMENT

                                    BETWEEN

                              ATLAS ADVISERS, INC.

                                      AND

                           BOSTON SAFE ADVISORS, INC.


                             SUBADVISORY AGREEMENT


         AGREEMENT made as of February 27, 2004 among ATLAS ADVISERS, INC., a California corporation (the "Adviser"), ATLAS FUNDS, a Delaware statutory trust (the "Trust") and BOSTON SAFE ADVISORS, INC., a Massachusetts corporation (the "Subadviser").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is authorized to issue separate series (the "Funds"), each of which will offer a separate class of shares of beneficial interest, each Fund having its own investment objectives, policies and limitations;

         WHEREAS, the Trust currently offers shares in three series, which invest in municipal securities (the "Municipal Funds"):

         Atlas California Municipal Money Fund
         Atlas California Municipal Bond Fund
         Atlas National Municipal Bond Fund

         WHEREAS, the Trust has retained the Adviser to render investment management and related administrative services to the Municipal Funds;

         WHEREAS, the Adviser and the Trust desire to retain the Subadviser to furnish portfolio management services to the Municipal Funds in connection with the Adviser's investment management activities on behalf of the Municipal Funds, and the Subadviser is willing to furnish such services to the Adviser and the Trust;

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser, the Subadviser and the Trust as follows:

Appointment. The Adviser and the Trust hereby appoint the Subadviser to act as Portfolio Manager to the Municipal Funds under the supervision of the Trust's Board of Trustees and the Adviser for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Trust designates one or more portfolio series ("Additional Funds") other than the above named Municipal Funds with respect to which the Adviser and the Trust desire to retain the Subadviser to render portfolio management services hereunder, they shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Adviser and the Trust in writing, whereupon such Additional Funds shall also be subject to this Agreement.

Representations of the Trust. The Trust represents, warrants, and agrees that:

         A. The Adviser and Subadviser have been duly appointed by the Board of Trustees of the Trust.

         B. The Trust will deliver to the Subadviser a true and complete copy of its then current prospectus as effective from time to time and such other documents or instruments governing the investment of the Municipal Funds and such other information as is necessary for the Subadviser to carry out its obligations under this Agreement.

         C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by the 1940 Act and applicable state laws.

Representations of the Subadviser. The Subadviser represents, warrants, and agrees that:

         A. The Subadviser is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and under applicable state laws, is currently in compliance and shall at all times comply with the requirements imposed upon the Adviser by the Advisers Act and applicable state laws.

         B. The Subadviser has a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide the Trust with a copy of the code of ethics and evidence of its adoption, and will make such reports to the Trust as are required by Rule 17j-1 under the 1940 Act.

Portfolio Management Duties.

         A. Subject to the supervision of the Adviser and the Trust's Board of Trustees, the Subadviser will provide a continuous investment program for the Municipal Funds' portfolios, including investment research and management, with respect to all securities and investments and cash equivalents in the portfolio. The Subadviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Municipal Funds and will place orders for execution of such portfolio transactions in accordance with paragraph B below to effectuate the investment decisions made. The Subadviser will provide the services under this Agreement in accordance with the Municipal Funds' investment objectives, policies and restrictions as stated in the Trust's registration statement filed with the Securities and Exchange Commission ("SEC"), as amended from time to time.

         B. The Subadviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Municipal Funds and for the selection of the markets on or in which the transactions will be executed. In placing orders with brokers and dealers, the Subadviser shall generally place portfolio transactions with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Municipal Funds. It is understood that transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices and that the Subadviser may cause the Municipal Funds to pay fees to third parties for information as to potential purchasers or sellers of securities but only if the Municipal Funds would obtain the best price and execution, including such fee, on a particular transaction. The Subadviser may make purchases of underwritten issues, which include an underwriting fee paid to the underwriter.

The primary objective of the Subadviser in placing orders for the purchase and sale of securities for the Municipal Funds shall be to obtain the best price and execution taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker/dealer. When it can be done consistently with the policy of obtaining the best price and execution, the Subadviser, in circumstances in which two or more broker/dealers offer comparable prices and executions, may place such orders with broker/dealers who supply market quotations to the custodian of the Municipal Funds (the "Custodian") for appraisal purposes, or who supply research, market and statistical information to its clients including the Municipal Funds or the Subadviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities; and the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Subadviser is not authorized when placing portfolio transactions for a Municipal Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information although it may do so in seeking to obtain the best execution with respect to a particular transaction. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that better prices or executions are available otherwise.

         C. All transactions will be consummated by payment to or delivery by the Custodian for the Municipal Funds or such depositories or agents as may be designated by the Custodian, of all cash and/or securities due to or from the Municipal Funds, and the Subadviser shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Subadviser shall advise the Custodian and the Trust daily of all investment orders placed by it with broker/dealers pursuant to procedures agreed upon by the Subadviser and the Trust. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management under this Agreement. This does not include costs payable by the Trust or the Adviser.

Compensation. For the services provided, the Adviser will pay the Subadviser a fee, payable monthly based on the average daily net assets, as calculated by the Custodian, of each Municipal Fund (and Additional Funds, if applicable) as provided in the Fee Schedule attached to the Agreement. The "average daily net assets" is defined as the average of the values placed on the net assets as of 4:00 p.m. (New York time), on each day on which the net asset value of a Fund's portfolio is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Trust lawfully determines the value of the net assets of a Fund as of some other time on each business day, as of such time. The value of net assets of a Fund shall be determined pursuant to the applicable provisions of the Trust's current Registration Statement and the 1940 Act. If, pursuant to such provisions, the determination of net assets value is suspended for any particular business day, then for the purposes of this Section 6, the value of the net assets of a Fund as last determined shall be deemed to be the value of the net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund may lawfully be determined on that day. If the determination of the net asset value of a Fund has been suspended by the Trust pursuant to the Registration Statement and the 1940 Act for a period including such month, the Subadviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Trust determines the value of the net assets of a Fund more than once on any day, the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 6.

Books and Records.

         A. The Subadviser will make available to the Adviser and the Trust promptly upon request its records and ledgers with respect to and relating to the Municipal Funds' securities transactions to assist the Adviser and the Trust in compliance with the 1940 Act and the Advisers Act, and other applicable laws. The Subadviser will furnish the Trust's Board of Trustees with respect to the Municipal Funds such periodic and special reports as the Adviser and the Trustees may reasonably request.

         B. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Municipal Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act to the extent necessary or appropriate to comply with the period specified in the Rule.

Indemnification. The Subadviser agrees to indemnify and hold harmless the Adviser, and its directors, officers and employees (absent the Adviser's willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under this Agreement with respect to the matter which is the subject of the indemnification), and the Trust and its Trustees, officers and employees (absent such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his Office with respect to the matter which is the subject of the indemnification), against any and all losses, claims, damages, liabilities or litigation (including without limitation all legal and other expenses) to which the Adviser or the Trust may become subject, arising out of the Subadviser's responsibilities as portfolio manager of the Municipal Funds (and Additional Funds, if applicable) which may be based upon any (a) willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under this Agreement with respect to the matter which is the subject of the indemnification by the Subadviser or (b) untrue statement or alleged untrue statement of a material fact contained in a Trust's Registration or Proxy Statement or other regulatory filing or the omission or alleged omission to state a material fact required to be stated in a Trust's Registration or Proxy Statement or other regulatory filing to make such filing not misleading, if such statement or omission was made in reliance upon information furnished by the Subadviser to the Adviser or the Trust.

Duration and Termination.

         A. The initial term of this Agreement shall begin on February 27, 2004, which term shall continue for two (2) years from the Effective Date if the agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Municipal Fund, and shall be renewed annually thereafter, unless terminated, if approved by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Municipal Fund (as defined in the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not parties to this agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         B. Notwithstanding the foregoing, this Agreement may be terminated at any time without payment of any penalty by (a) the Adviser, upon sixty (60) days' written notice to the Subadviser and the Trust, (b) the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Adviser and the Subadviser, (c) the Subadviser upon one hundred twenty (120) days' written notice to the Adviser and the Trust. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Fund, if such approval is required by applicable law.

Use of Name. It is understood that the name "Boston Safe Advisors, Inc." or the name of any of its affiliates, or any derivative associated with those names, are the valuable property of the Subadviser and its affiliates and that the Trust and/or the Trust's distributor, Atlas Securities, Inc., have the right to use such name(s) or derivative(s) in offering materials and sales literature of the Trust so long as this agreement is in effect with respect to any Municipal Fund or Additional Fund, provided that the manner of such use shall have the Subadviser's prior written approval, which approval may not be unreasonably withheld. Upon termination of the Agreement with respect to any or all of the Municipal Funds or Additional Funds the Trust (or Fund) shall forthwith cease to use such names(s) or derivative(s).

Miscellaneous.

         A. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

         B. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         C. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         D. Except as expressly authorized and provided for in this Agreement, the Subadviser shall be deemed to be an independent contractor and shall not in any way be deemed an agent of the Adviser, the Trust or the Municipal Funds.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                          ATLAS ADVISERS, INC.


                                          By:
                                             ----------------------------------
                                                   Matthew L. Sadler
                                                   Senior Vice President



                                          ATLAS FUNDS


                                          By:
                                             ----------------------------------
                                                   Matthew L. Sadler
                                                   Senior Vice President



                                          BOSTON SAFE ADVISORS, INC.


                                          By:
                                             ----------------------------------
                                                   John F. Flahive

                                   APPENDIX A
               SUBADVISORY AGREEMENT - BOSTON SAFE ADVISORS, INC.
                        REVISION DATED: DECEMBER 1, 2004

         The provisions of the attached Subadvisory Agreement apply to the following separate series of shares of the Trust:

         1. Atlas California Municipal Money Fund
         2. Atlas California Municipal Bond Fund
         3. Atlas National Municipal Bond Fund
         4. Atlas Money Market Fund
         5. Atlas U.S. Treasury Money Fund

                           APPENDIX B - FEE SCHEDULE
                        REVISION DATED: DECEMBER 1, 2004

                FUND                                             ANNUAL RATE

Atlas Money Market Fund and
Atlas U.S. Treasury Money Fund
     On Daily Net Assets                                              0.10%

Atlas California Municipal Money Fund
     On Daily Net Assets                                              0.14%

Atlas California Municipal Bond Fund and
Atlas National Municipal Bond Fund
     On the Portion of Daily Total Net Asset Value
     on Assets up to and including $100 million                       0.20%

     On the Portion of Daily Total Net Asset Value
     on Assets over $100 million                                      0.15%

Agreed to December 1, 2004

ATLAS ADVISERS, INC.                       BOSTON SAFE ADVISORS, INC.

By:                                        By:
   ----------------------------------         ---------------------------------
      W. Lawrence Key                            John F. Flahive
      President and Chief
      Operating Officer

ATLAS FUNDS

By:
   ----------------------------------
      W. Lawrence Key
      President and Chief
      Operating Officer

                                   EXHIBIT D

                         BENEFICIAL OWNERS OF THE FUNDS

                  BENEFICIAL OWNERS OF MORE THAN 5% OF A FUND
                             AS OF OCTOBER 15, 2004

                                                                    PERCENT OF
                                                                       FUND
                                                                    BENEFICIALLY
                                                                    OWNED AS OF
                                                                    OCTOBER 15,
 FUND NAME                     NAME AND ADDRESS OF SHAREHOLDER         2004
-------------------------------------------------------------------------------
Atlas Balanced Fund            Wells Fargo Bank NA FBO                17.89%
                               World 401k-Atlas Balanced
                               P.O. Box 1533 Minneapolis, MN 55480
-------------------------------------------------------------------------------
Atlas Strategic Growth Fund    Wells Fargo Bank NA FBO                26.81%
                               World 401k-Atlas Strategic Growth
                               P.O. Box 1533
                               Minneapolis, MN 55480
-------------------------------------------------------------------------------
Atlas Money Market Fund        Atlas Advisers, Inc.                   11.24%
                               794 Davis Street
                               San Leandro, CA 94577
-------------------------------------------------------------------------------
Atlas Money Market Fund        Atlas Securities, Inc.                 10.81%
                               Attn: Atlas A/C
                               794 Davis Street
                               San Leandro, CA 94577
-------------------------------------------------------------------------------
Atlas Money Market Fund        W&D Sunrise LTD                        7.42%
                               A Partnership
                               5318 Via Adela
                               Yorba Linda, CA 92886
-------------------------------------------------------------------------------
Atlas Money Market Fund        Herbert M. Sandler                     5.23%
                               Marion O. Sandler, Co-Trustees
                               Herbert M. & Marion O. Sandler Trust
                               1901 Harrison Street
                               Oakland, CA 94612